Filed Pursuant to Rule 497(e)
Securities Act File No. 333-276061
Investment Company Act File No. 811-23920

Supplement Number 1

Dated September 5, 2025
To The Statement of Additional Information Dated July 21, 2025

Jackson Real Assets Fund

All changes are effective August 19, 2025.

Please delete all references to and information for Daniel W. Koors.

On page 33, in the section, “Trustees and Officers of the Fund,” after the table rows for Emily J. Bennett, please add the following:

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Officers
Eric A. Bjornson (50) 1 Corporate Way Lansing, MI 48951	Vice President (8/2025 to present)
Principal Occupation(s) During Past 5 Years:
Chief Operating Officer of JNAM (8/2025 to present); Senior Vice President of JNAM (3/2022 to present); Vice President of other investment companies advised by JNAM (8/2025 to present); Vice President (8/2021 to 12/2024) of an investment company advised by PPM America, Inc.; Vice President, Operations of JNAM (6/2014 to 3/2022).

On page 34, in the section, “Trustees and Officers of the Fund,” please delete the table rows for Garret J. Childs in the entirety and replace with the following:

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Officers
Garett J. Childs (46) 1 Corporate Way Lansing, MI 48951	Vice President (11/2023 to present)
Principal Occupation(s) During Past 5 Years:
Senior Vice President of JNAM (8/2025 to present); Chief Financial Officer of JNAM (8/2021 to present); Manager, Board of Managers of Jackson National Life Distributors LLC (8/2025 to present); Vice President, Finance and Risk of JNAM (2/2019 to 8/2025); Controller of JNAM (11/2007 to 8/2021); Vice President of other investment companies advised by JNAM (6/2023 to present, 2/2019 to present, and 2/2019 to 12/2020)

This Supplement is dated September 5, 2025.